COMMON STOCK                                                      COMMON STOCK
PAR VALUE $.01                                                   PAR VALUE $.01

  NUMBER                                                             SHARES
C

                                     [LOGO]


INCORPORATED UNDER THE LAWS                 SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                            CUSIP 738909 10 0


THIS CERTIFIES THAT








IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                                POWERTRADER, INC.

transferable  on the books of the  Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time, to all of which each holder of this Certificate, by acceptance hereof, assents.
         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Michael C. Withrow                        COUNTERSIGNED AND REGISTERED:
PRESIDENT AND CHAIRMAN                        AMERICAN STOCK TRANSFER AND
OF THE BOARD                                     TRUST COMPANY
                               [seal]            TRANSFER AGENT AND REGISTRAR
/s/ David C. Furlonger
SECRETARY                                     BY

                                                    AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - _____________ Custodian __________________
                       (Cust.)                    (Minor)
         under Uniform Gifts to Minors Act __________________
                                                 (State)
         Additional abbreviations may also be used though not in the above list.


         For Value Received, ___________________________ hereby sell, assign and transfer unto __________________________________________________________________
                         Please insert Social Security or Other
                         Identifying Number of Assignee

--------------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of Assignee)

--------------------------------------------------------------------------------

___________________________________________________________ Shares of the Common
Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________ Attorney to transfer said shares on the books of the within names Corporation with full power of substitution in the premises.

Dated___________________________


                                          X__________________________________

                                          X__________________________________

         NOTICE:  THE  SIGNATURE(S)  TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
         NAME(S)  AS  WRITTEN  UPON  THE  FACE  OF  THE   CERTIFICATE  IN  EVERY
         PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.